SUMMARY PROSPECTUS

May 1, 2020

Rational/Pier 88 Convertible Securities Fund

Class A Shares: PBXAX	Class C Shares: PBXCX	Institutional Shares: PBXIX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2020, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.rationalmf.com, rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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FUND SUMMARY – RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 135 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers of Up-Front Sales Charge on Class A Shares on page 82.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)(3)	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses(3)	1.67%	1.92%	2.67%
Fee Waivers and/or Expense Reimbursements(3)(4)	(0.68)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)(4)	0.99%	1.24%	1.99%
(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Estimated expenses for the current fiscal year.
(4)	The Fund’s investment advisor, Rational Advisors, Inc., has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 0.99%, 1.24% and 1.99% of the daily net assets of the Fund’s Institutional Shares, Class A Shares and Class C Shares, respectively, through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$101	$460
Class A Shares	$595	$987
Class C Shares – no redemption	$202	$765
Class C Shares – with redemption	$302	$765

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from December 6, 2019 (commencement of operations) to December 31, 2019, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies:

Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. A convertible security is a bond, preferred stock or other securities that may be converted into a prescribed amount of common stock at a pre-stated price. Convertible securities may include corporate bonds, debentures, notes, or warrants. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on a fixed income aspect of the convertible security to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

The Fund will generally invest primarily in investment-grade instruments. The Fund may also invest opportunistically in non-rated securities that are considered by the Fund’s portfolio managers to be equivalent to investment-grade securities, which at times may represent a significant share of the Fund’s overall portfolio. The Fund may invest in U.S. companies of any market capitalization without limit; however, the Fund expects to invest primarily in large capitalization companies. The Fund may invest across sectors, and at times might have individual positions that in the aggregate result in significant exposures to specific sectors, including information technology, healthcare, consumer discretionary, consumer staples, financial, utilities, and real estate, among others. While there are no restrictions on maturity, under normal market conditions, the Fund’s portfolio is generally expected to have a dollar-weighted average maturity of less than five years. The Fund may invest in securities of any duration (i.e., the sensitivity of a fixed income security’s price to interest rate changes) without limit.

The Fund’s investment sub-advisor, Pier 88 Investment Partners, LLC (the “Sub-Advisor”), will structure the Fund’s portfolio based on its macroeconomic views and will seek to take advantage of perceived secular (longer term) and cyclical themes across all industry sectors. The Sub-Advisor approaches investment decisions primarily from an equity analysis perspective given that historically equity sensitivity has been the primary driver of returns of the convertible securities asset class. The Sub-Advisor establishes a view on the intrinsic value of a company and then examines the overall capital structure of that company to identify potential mis-pricings. The selection process focuses on individual securities as part of a broader

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secular or cyclical theme, where the Sub-Advisor believes that the risk-adjusted probability of upside appreciation outweighs potential downside. The Sub-Advisor will value securities using a fundamental top-down research approach, which will include scenario analysis to identify potential pricing inefficiencies as well as various risk management techniques to enhance overall portfolio construction. The Sub-Advisor seeks to build the Fund’s portfolio through exposure to companies across industry sectors and will target yields competitive with the overall convertible bond asset class.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

The prices of some convertible securities, such as convertible preferred stock, tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Equity Securities Risk. The price of common stock in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. Credit risk may be substantial for the Fund.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Small and Medium Capitalization Companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than

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larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

The Fund is subject to the following specific sector risks:

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and may be subject to severe competition.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices.

Financials Sector Risk. Companies in the financial sector may be adversely impacted by government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets, or more stringent capital requirements.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims. Many healthcare companies are heavily dependent on patent protection, are subject to competitive, and may be thinly capitalized and susceptible to product obsolescence.

Information Technology Sector Risk. Information technology companies face intense competition and may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence. Companies in the information technology sector are heavily dependent on patent and intellectual property rights.

Real Estate Sector Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Existing and future regulations or legislation may also affect the profitability of utility companies. Utility companies may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-

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made or natural disasters. Energy conservation and changes in climate policy may also have a significant adverse impact on utility companies.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the 1940 Act, as amended, and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential return of the securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance: The Fund commenced operations by acquiring all of the assets and liabilities of Lake Como Convertible Bond Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional Shares of the Fund. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code that, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

The Fund commenced operations on December 6, 2019 and does not have a full calendar year of performance as a mutual fund. The Performance shown below prior to December 6, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense limitation), as adjusted to include any applicable sales loads and distribution (12b-1) fees of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to include the other fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Fund and the Fund’s Institutional Shares for each full calendar year since the Predecessor Fund’s inception. The performance table compares the Predecessor Fund and the Fund’s performance over time to the

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performance of a broad-based securities market index as well as two style-specific indices that are representative of the U.S. convertible securities market.

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show after-tax returns for periods that commenced prior to December 6, 2019.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.19% (quarter ended March 31, 2019), and the lowest return for a quarter was (7.30)% (quarter ended December 31, 2018).

The Fund’s Institutional Shares year-to-date return as of March 31, 2020 was (13.27)%.

Average Annual Total Returns -

(For periods ended December 31, 2019)

	1 Year	Since Predecessor Fund Inception (3/1/2017)
Institutional Shares[1]
Return Before Taxes	19.59%	19.53%
Return After Taxes on Distributions[2]	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	N/A	N/A
Class A Shares[1,3]
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Return Before Taxes	13.50%	7.70%
Class C Shares[1]
Return Before Taxes	18.39%	8.73%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	13.33%
Bloomberg Barclays US Convertible TR Index (reflects no deduction for fees, expenses or taxes)	23.02%	10.78%
ICE BofA Investment Grade US Convertible 5% Constrained Index (reflects no deduction for fees, expenses or taxes)	21.98%	13.14%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. As a result of the different tax treatment of the Predecessor Fund, the Fund is unable to show after-tax returns for periods that commenced prior to December 6, 2019.

3. Includes the effect of the maximum sales load.

Advisor: Rational Advisors, Inc. (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Pier 88 Investment Partners, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Francis T. Timons, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, and Sean J. Aurigemma, a Partner, Chief Compliance Officer and Portfolio Manager of the Sub-Advisor, are primarily responsible for the management of the Fund’s portfolio. Mr. Timons is the Lead Portfolio Manager of the Fund. Messrs. Timons and Aurigemma have served the Fund as portfolio managers since its inception in 2019. Mr. Timons managed the Predecessor Fund since its inception in 2017 and Mr. Aurigemma managed the Predecessor Fund since 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional Shares is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the transfer agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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